SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                  FORM 8-K

                              CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                          EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): October 12, 2001


                     FLORIDA ROCK INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)


                             Florida
             (State or other jurisdiction of incorporation)

        1-07159                              59-0573002
    (Commission File Number)            (I.R.S. Employer
					           Identification Number)

              155 East 21st Street, Jacksonville, Florida
                (Address of principal executive offices)

    Registrant's telephone number, including area code (904) 355-1781



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Item 5.  Other Events

	On October 12, 2001, Florida Rock Industries, Inc. (the "Registrant") announced that it has entered into a Termination and Release Agreement dated as of October 12, 2001 with U.S. Aggregates ("USAI") and certain of its subsidiaries by which the parties agreed to a mutual termination of their prior asset purchase agreement concerning the purchase and sale of USAI's Southeastern assets. The parties were unable to agree on terms and conditions for an extension of the time period for closing, and several of the conditions precedent for the closing of the transaction had not occurred.

	Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)    Exhibits:

99.1 	Press Release dated October 12, 2001.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2001 			FLORIDA ROCK INDUSTRIES, INC.

							/s/ Wallace A. Patzke, Jr.
							------------------------------
							Wallace A. Patzke, Jr.
                                          Vice President - Controller
                                          and Chief Accounting Officer



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